Future Minimum Rents (Tables)	12 Months Ended
Dec. 31, 2014
Future Minimum Rents
Future minimum receipts from tenants

At December 31, 2014, future minimum receipts from tenants on leases with non‑cancellable terms, including cancellable leases where the tenant is economically compelled to extend the lease term, for each of the next five years and thereafter are as follows:

2015	$1,629,122
2016	1,597,506
2017	1,588,032
2018	1,499,464
2019	1,406,606
Thereafter	10,227,321
Total	$17,948,051